Exhibit 10.2

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

among

MONTREIGN OPERATING COMPANY, LLC,

as Borrower

and

THE LENDERS PARTY HERETO,

as Lenders

and

FIFTH THIRD BANK,

as Administrative Agent

dated as of May 26, 2017

*************************************************

FIFTH THIRD BANK,

as Joint Lead Arranger and Joint Book Runner

NOMURA SECURITIES INTERNATIONAL, INC.,

as Joint Lead Arranger and Joint Book Runner

FIRST AMENDMENT TO

REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of May 26, 2017 and effective as of the Effective Date (as hereinafter defined), is made and entered into by and among MONTREIGN OPERATING COMPANY, LLC, a New York limited liability company (the “Borrower”), EMPIRE RESORTS REAL ESTATE I, LLC, a New York limited liability company (the “Golf Sub”), EMPIRE RESORTS REAL ESTATE II, LLC, a New York limited liability company (the “EV Sub”), MONTREIGN HOLDING COMPANY, LLC, a New York limited liability company (the “Equity Pledgor”), FIFTH THIRD BANK, as administrative agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and each of the Lenders party hereto.

RECITALS

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Revolving Credit Agreement, dated as of January 24, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Borrower, the Administrative Agent, the banks, financial institutions and other entities from time to time party thereto in the capacity of lenders (the “Lenders”), and the other agents and arrangers party thereto.

B. The Borrower has requested that the Lenders agree, subject to the conditions and on the terms set forth in this Amendment, to amend certain provisions of the Loan Agreement.

C. The Lenders are willing to agree to such amendments, subject to the conditions and on the terms set forth below.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and each of the Lenders party hereto agree as follows:

1. Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Amendment shall have the meanings given in the Loan Agreement (after giving effect to this Amendment), and the rules of interpretation set forth in the Loan Agreement shall apply to this Amendment.

2. Amendments to Loan Agreement.

(a) Clause (a)(vi) of the definition of “Consolidated Adjusted EBITDA” in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(vi) all transaction fees, charges and other amounts related to the Transactions occurring on or about the Closing Date and the transactions contemplated by the First Amendment occurring on or about the First Amendment Effective Date (in each case, including any financing fees, legal fees and expenses, due diligence fees or any other fees and expenses in connection therewith),

(b) Section 1.01 of the Loan Agreement is hereby amended by inserting the following definitions in alphabetical order:

“First Amendment” shall mean that certain First Amendment to Revolving Credit Agreement, dated as of May 26, 2017, and effective as of the First Amendment Effective Date, by and among the Borrower, the Administrative Agent and the other parties party thereto.

“First Amendment Effective Date” shall mean the date the First Amendment is effective in accordance with its terms.

(c) Section 6.01(p) of the Loan Agreement is hereby amended by deleting the number “$485,000,000” and replacing such number with “$520,000,000”.

3. Representations and Warranties. To induce the Lenders to agree to this Amendment, the Borrower represents to the Lenders and the Administrative Agent that as of the date hereof and as of the Effective Date:

(a) the Borrower, the Equity Pledgor and each of the other Loan Parties has all power and authority to enter into, execute and deliver the First Amendment Documents (as defined below) to which each is a party and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the First Amendment Documents to which the Borrower, the Equity Pledgor and each of the other Loan Parties is a party;

(b) the execution and delivery of the First Amendment Documents and the performance of the obligations of the Borrower, the Equity Pledgor and each of the other Loan Parties under or in respect of the First Amendment Documents to which the Borrower, the Equity Pledgor or each such other Loan Party is a party have been duly authorized by all necessary corporate, partnership or limited liability company action on the part of the Borrower, the Equity Pledgor and each of the other Loan Parties;

(c) the execution and delivery of the First Amendment Documents and the performance of the obligations of the Borrower, the Equity Pledgor and each of the other Loan Parties under or in respect of the First Amendment Documents to which each is a party does not and will not (i) violate (A) any provision of law, statute, rule or regulation applicable to such

Person in any material respect, (B) any Governing Document of any such Person, (C) any order of any Governmental Authority or arbitrator applicable to such Person or (D) any Contractual Obligation of any such Person which in the case of this clause (D), could reasonably be expected to have a Material Adverse Effect, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such Contractual Obligation or other instrument in which, in the case of this clause (ii) only, could reasonably be expected to have a Material Adverse Effect, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any such Person (other than Liens created under the Security Documents and the Term Facility Documents);

(d) the First Amendment Documents have been duly executed and delivered by the Borrower, the Equity Pledgor and each of the other Loan Parties, as applicable, and constitute legal, valid and binding obligations of such Person, enforceable against such Person in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(e) no event has occurred and is continuing or will result from the execution and delivery of the First Amendment Documents or the performance by the Borrower, the Equity Pledgor or any other Loan Party of their obligations hereunder, under the Loan Agreement or under the other Loan Documents that would constitute a Default or an Event of Default; and

(f) each of the representations and warranties made by the Borrower, the Equity Pledgor or any other Loan Party in or pursuant to the Loan Documents, as amended hereby, shall be true and correct in all material respects as if made on and as of the Effective Date, except for representations and warranties expressly stated to relate to a specific earlier date, or which by their context relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that, if a representation and warranty is qualified as to materiality, with respect to such representation and warranty, the applicable materiality qualifier set forth above shall be disregarded for purposes of this representation and warranty.

4. No Waiver. Notwithstanding anything to the contrary set forth in this Amendment, this Amendment does not constitute a waiver of any Default or Event of Default, or waiver of compliance with, or modification or amendment of, any other term or condition, under the Loan Documents.

5. Effectiveness of this Amendment. This Amendment shall be effective only if and when:

(a) this Amendment is signed by the Borrower, the Equity Pledgor, the other Loan Parties party hereto, the Administrative Agent and the Required Lenders, and each such party shall have delivered their fully executed signature pages hereto to the Administrative Agent;

(b) the Borrower shall have delivered to the Administrative Agent an amendment to the Term Loan Agreement, executed by the Borrower, the Equity Pledgor, the other Loan Parties party thereto, the Term Loan Administrative Agent and the other parties thereto, which amendment shall (i) provide for an increase in Term B Loans (as defined in the Building Loan Agreement) in an aggregate principal amount of not more than $35,000,000 and (ii) have been executed and delivered by the parties thereto and shall be in full force and effect;

(c) each of the representations and warranties contained in Section 3 of this Amendment shall be true and correct in all respects and, in furtherance thereof, the Borrower shall have received all necessary approvals and/or consents from the Governmental Authorities (including Gaming Authorities and the IDA) in form and substance reasonably satisfactory to the Administrative Agent for the execution and delivery of this Amendment and the performance of the obligations of the Borrower and the other Loan Parties under or in respect of this Amendment;

(d) the Administrative Agent shall have received (i) an Effective Date certificate dated as of the Effective Date and signed by a Financial Officer or other authorized officer of the Borrower, and (ii) a Solvency Certificate dated as of the Effective Date and signed by the chief financial officer of the Borrower, in each case, in form and substance reasonably satisfactory to the Administrative Agent (such certificates, together with this Amendment and each other document required to be executed by the Borrower, the Equity Pledgor and the other Loan Parties under this Amendment, the “First Amendment Documents”); and

(f) the Lenders, the Agents and the Lead Arranger shall have received all Fees required to be paid hereunder, under the Loan Agreement or under any engagement or fee letter entered into by such party and the Borrower, and all expenses required to be paid hereunder, under the Loan Agreement or under any engagement or fee letter entered into by such party and the Borrower for which invoices have been presented, on or before the Effective Date, including for each Lender executing this Amendment, an amendment fee equal to 0.05% of such Lender’s Commitments and Loans immediately prior to the Effective Date.

This Amendment shall be deemed to be effective on the date (the “Effective Date”) on which each of the foregoing conditions is satisfied (such conditions to be satisfied no later than 5pm EST on May 26, 2017).

6. Acknowledgements. By executing this Amendment, the Borrower, the Equity Pledgor and each of the other Loan Parties (a) acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby, (b) consents to this Amendment and the performance by the Borrower, the Equity Pledgor and each of the other Loan Parties of their obligations hereunder, (c) acknowledges that notwithstanding the execution and delivery of this Amendment, the obligations of each of the Borrower, the Equity Pledgor and each of the other Loan Parties under each of the other Loan Documents to which such Person is a party (including, without limitation, its respective guarantees, pledges, grants of security interests and other obligations thereunder), are not impaired or affected and each such Loan Document continues in full force and effect and (d) affirms and ratifies, to the extent it is a party thereto, each Loan Document with respect to all of the Obligations as expanded or amended hereby.

7. No Novation. The amendment of the Loan Agreement as contemplated hereby shall not be construed to (and is not intended to) novate, discharge or release the Borrower, the Equity Pledgor or any other Loan Party from any obligations owed to the Lenders or the Administrative Agent under the Loan Agreement or any other Loan Documents, which shall remain owing under the Loan Agreement and the other Loan Documents. In furtherance of the foregoing, this Amendment shall not extinguish the Obligations outstanding under the Loan Agreement or any other Loan Documents.

8. Consent. Upon the receipt of the signatures of each of the Lenders party to this Amendment, each of the Lenders party hereto shall be deemed to have acknowledged receipt of, and consented to and approved the amendments and modifications to the Loan Documents set forth herein and hereby authorizes and directs the Administrative Agent to execute and deliver this Amendment and any other First Amendment Document to which the Administrative Agent is a party.

9. Miscellaneous. THIS AMENDMENT, AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER (TO THE EXTENT NOT OTHERWISE EXPRESSLY PROVIDED FOR THEREIN) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND THERETO, HEREUNDER AND THEREUNDER, SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF LAWS OTHER THAN THE LAW OF THE STATE OF NEW YORK). This Amendment may be executed in one or more duplicate counterparts and, subject to the other terms and conditions of this Amendment, when signed by all of the parties listed below shall constitute a single binding agreement. Delivery of an executed signature page to this Amendment by facsimile transmission or electronic mail shall be as effective as delivery of a manually signed counterpart of this Amendment. Except as amended hereby, all of the provisions of the Loan Agreement and the other Loan Documents shall remain in full force and effect except that each reference to the “Loan Agreement” or words of like import in any Loan Document, shall mean and be a reference to the Loan Agreement, as applicable, as amended hereby. This Amendment shall be deemed a “Loan Document” as defined in the Loan Agreement. Sections 9.11 and 9.15 of the Loan Agreement shall apply to this Amendment and all past and future amendments to the Loan Agreement and the other Loan Documents as if expressly set forth herein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their officers or partners thereunto duly authorized as of the day and year first above written.

MONTREIGN OPERATING COMPANY, LLC,

a New York limited liability company

By:	/s/ Ryan Eller
Name:	Ryan Eller
Title:	President

[Signature Page to First Amendment to Revolving Credit Agreement]

MONTREIGN HOLDING COMPANY, LLC,

a New York limited liability company

By:	/s/ Ryan Eller
Name:	Ryan Eller
Title:	President

[Signature Page to First Amendment to Revolving Credit Agreement]

EMPIRE RESORTS REAL ESTATE I, LLC,

a New York limited liability company

By:	/s/ Ryan Eller
Name:	Ryan Eller
Title:	President

[Signature Page to First Amendment to Revolving Credit Agreement]

EMPIRE RESORTS REAL ESTATE II, LLC,

a New York limited liability company

By:	/s/ Ryan Eller
Name:	Ryan Eller
Title:	President

[Signature Page to First Amendment to Revolving Credit Agreement]

FIFTH THIRD BANK,

as Administrative Agent

By:	/s/ Knight D. Kieffer
Name:	Knight D. Kieffer
Title:	Vice President

[Signature Page to First Amendment to Revolving Credit Agreement]

FIFTH THIRD BANK,

as a Lender

By:	/s/ Knight D. Kieffer
Name:	Knight D. Kieffer
Title:	Vice President

[Signature Page to First Amendment to Revolving Credit Agreement]

NOMURA CORPORATE FUNDING AMERICAS, LLC,

as a Lender

By:	/s/ G. Andrew Keith
Name:	G. Andrew Keith
Title:	Executive Director